Offerings - Offering: 1	Apr. 15, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 39,470,341.00
Amount of Registration Fee	$ 5,450.85
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,522,003 Shares outstanding (approximately 25.00% of the net assets of the Fund as of December 31, 2025). The fee of $5,450.85 was paid in connection with the filing of the Schedule TO-I by SEG Partners Long/Short Equity Fund on January 2, 2026 (the “Schedule TO”). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.